EXHIBIT 3.2
                                                                -----------


                                    BY - LAWS

                                       FOR

                             PRICE CARD & GIFT, INC.

                                    ARTICLE I
                           OFFICES - BOOKS AND RECORDS


         Section 1.1 Offices. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or without the State of Utah where the corporation is qualified to do business.

         Section 1.2 Books and Records. The corporation shall keep at its principal executive office the following books and records and, any shareholder of record for at least six months immediately preceding their demand, or who shall be the holder of record of at least 5% of the total issued and outstanding shares of the corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, the same and to make extracts there from:

               (a)  Its books and records of account.
               (b) Its minutes of meetings of the Board of Directors and any committee thereof.
               (c)  Its minutes of meetings of the shareholders.
               (d) Its record of shareholders which shall give their names and addresses and the number of class of the shares held by each.
               (e) Copies of its Articles of Incorporation and By-Laws as originally executed and adopted together with all subsequent amendments thereto.

         Section 1.3 Financial Statements. Upon the written request of any shareholder of the corporation, the corporation shall mail to such shareholder its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operation unless the shareholder has already received the same. Neither the corporation nor any director, officer, employee or agent of the corporation shall be liable to the shareholder or anyone to whom the shareholder discloses the financial statement or any information contained herein for any error or omission therein whether caused without fault, by negligence or by gross negligence, unless (1) the error or omission is material, (2) the director, officer, employee or agent in question knew of the error or omission and intended for the shareholder or other person to rely thereon to his detriment, (3) the shareholder or other persons did reasonably rely thereon, and in addition, (4) they are otherwise liable under applicable law.

                                   ARTICLE II
                                   ----------
                                     BY-LAWS
                                     -------

         Section 2.1 Amendments. These By-Laws may be altered, amended or repealed and new By-Laws adopted by the majority approval of the shareholders or the Board of Directors. Any such action shall be subject to repeal or change by action of the shareholders, but the alteration, amendment, repeal, change or new By-Law (and the repeal of the old By-Law) shall be valid and effective and no director, officer, shareholder, employee or agent or the corporation shall incur any liability by reason of any action taken or omitted in reliance on the same. The power of the shareholders to repeal or change any alteration, amendment, repeal or new By-Law shall not extend to any original By-Law of the corporation so long as it is not altered, amended or repealed, but only to action by the Board thereafter. There shall be no time limit on its exercise.

         Section 2.2 By-Law Provisions Additional and Supplemental to Provision of Law. All restrictions, limitations, requirements and other provisions of these By-Laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         Section 2.3 By-Law Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these By-Laws which upon being construed in the manner provided in Section 2.2. hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these By-Laws, it being hereby declared that these By-Laws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any or more articles, sections subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                   ARTICLE III
                                   -----------
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

         Section 3.1 Place of Meetings. All meetings of the shareholders, annual or special, however called, shall be held at the registered office of the corporation unless the Board of Directors designates another place. The Board of Directors may designate any place for any meeting, either within or without the State of Utah.

         Section 3.2 Annual Meeting. An annual meeting of the Shareholders of shall be held on such date and at such time as may be determined by the Board of Directors.

         Section 3.3 Special Meeting. Special meetings of the shareholders may be called by the Chairman of the Board, the President, the Board of Directors or the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

         Section 3.4 Notice of Shareholders' Meetings. Written or printed notice stating the place, day and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10), nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary , or the officer or persons calling such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addresses to the shareholder at this address as it appears on the stock transfer books of the corporation with postage thereon prepaid.

         Section 3.5 Waiver of Notice.Any shareholder may waive notice of any meeting of shareholders, (however called or noticed, whether or not called or noticed and whether before, during or after the meeting) by signing a written waiver of notice or a consent to the holding of such meeting, or in approval of the minutes thereof. Attendance at a meeting, in person or by proxy, of whether waiver, consent or approval is signed or any objections are made. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

         Section 3.6 Fixing Record Date for Meetings. The stock transfer books of the corporation shall not be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders but, in lieu thereof, the date on which notice is given in accordance with
Section 3.4 above shall be the record date for those purposes. Such date shall not be more than fifty (50) nor less than ten (10) days before the date of the meeting. When a determination of shareholders entitled to vote at any meeting of shareholders has been made under this section, such determination shall apply in any adjournment thereof.

         Section 3.7 Voting List. The officer or agent having charge of the stock transfer books for the shares of the corporation shall make, at least ten
(10) days before every meeting of shareholders, a complete list of the shareholders, entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to the meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection by any shareholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

         Section 3.8 Quorum of Shareholders, Vote. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum I present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Utah Revised Business Corporation Act or the Articles of Incorporation. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 3.9 Voting of Shares.Each outstanding share regardless of class shall be entitled to none vote on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation.

         Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of Directors of such other corporation is held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

         Section 3.10 Action Taken Without Meeting. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the written consents of all shareholders entitled to vote on a specific proposal have been obtained, the corporation must give notice of any shareholder approval without a meeting at least ten (10) days prior to the consummation of the action authorized. Notice must be given to those shareholders entitled to notice pursuant to the provisions of the Act. Any shareholder giving a written consent shall have the right to revoke the consent by submitting a signed writing describing the action and stating that the shareholder's prior consent is being revoked. Such revocation must be received by the corporation prior to the effectiveness of the action. Directors may not be elected by written consent except by the unanimous written consent of all shares entitled to vote for the election of directors. Any action taken by written consent as provided herein shall have the same effect as action taken at a duly convened meeting of shareholders and may be so described in any document.

         Section 3.11 Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by this duly authorized attorney-in-fact. No proxy shall be valid after six (6) months form the date of its execution, unless otherwise provided in the proxy, specifically providing a longer length of time for which the proxy is to continue in force. Any shareholder giving a written consent, or his proxy, or his transferee or personal representative, or their respective proxies, may revoke the same prior to the time that written consents of the number of shares required to authorize the proposed action may have been filed with the Secretary of the corporation, but may not do so thereafter.

         Section 3.12 Elections of Directors. At each election for Directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote. The candidates receiving the highest number of votes up to the number of Directors to be elected shall be declared elected. Elections for Directors need not be by ballot except upon demand made by a shareholder at the election and before the voting begins.

         Section 3.13 Adjournments. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 3.8 hereof, in the absence of a quorum no other business may be transacted at such meeting. When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original special meeting. Save as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

                                   ARTICLE IV
                                   ----------
                                    DIRECTORS
                                    ---------

         Section 4.1 Exercise of Corporate Power. The business and affairs of the corporation shall be managed by the Board of Directors.

         Section 4.2 Qualifications. Directors need not be residents of the State of Utah or shareholders of the corporation. They need have no other qualifications.

         Section 4.3 Compensation. The Board of Directors shall have the authority to fix the compensation of Directors. Such compensation so fixed shall be reported to the shareholders. Any compensation so fixed shall be for services as a Director only, and a Director who serves the corporation in any other capacity may receive a separate compensation therefore.

         Section 4.4 Number. The total number of directors of the corporation shall be not less than one (1) and not more than seven (7). The number of directors may be increased or decreased at any time by action of the shareholders or the directors.

         Section 4.5 Term. The term of each Director shall begin immediately on his election and shall continue until the date set under these By-Laws for the next annual meeting of the shareholders. Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified.

         Section 4.6 Elections. At each annual meeting the shareholders shall elect Directors, provided that if for any reason said annual meeting or an adjournment thereof is not held or the Directors are not elected thereat, then the Directors may be elected at any special meeting of the shareholders called and held for that purpose.

         Section 4.7 Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of this predecessor in office. The shareholders may elect the successor at the next annual meeting of shareholders or at any special meeting duly called for that purpose and held prior to the next annual meeting. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board of Directors for a term of office continuing only until the next election of Directors by the shareholders.

         Section 4.8 Removal. Any director may be removed for cause by action of the Board of Directors. At a meeting of shareholders expressly called for that purpose, one or more Directors may be removed, with or without cause, by a vote of shareholders representing not less than a majority of the voting power of the issued and outstanding shares entitled to vote at an election of Directors.

         Section 4.9 Indemnification. The corporation, through the Board of Directors, shall have the power to indemnify any director, officer, employee or agent of the corporation or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the Utah Revised Business Corporation Act.

         Section 4.10 Notice of Meeting. Meetings of the Board of Directors, regular or special, or meetings of any committee designated thereby, may be held either within or without the State of Utah. Notice of any regular or special meeting of the Board of Directors or any committee designated thereby shall be given at least two (2) days previously thereto by written notice delivered personally or mailed to each Director at his business address or may be given by telephone call. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Meetings of the Board of Directors may be held via telephone conference call provided that all Directors so agree by attending the meeting or giving consent in writing.

         Section 4.11 Quorum. A majority of the number of Directors holding office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         Section 4.12 Manner of Acting.The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 4.13 Presumption of Assent. A Director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by certified or registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right of dissent shall not apply to a Director who voted in favor of such action.

         Section 4.14 Action by Directors Without a Meeting. Any action require that may be taken at any regular or special meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors, or all of the members of the Committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

         Section 4.15 Committees. The Board of Directors by resolution adopted by the majority of the number of Directors fixed by the By-Laws may designate a committee or committees consisting of not less than two (2) Directors which committee or committees, to the extent provided in such resolution, shall have an may exercise all the authority therein provided; but the designation of such committee or committees and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                                    ARTICLE V
                                    ---------
                                    OFFICERS
                                    --------

         Section 5.1 Election and Qualification. The officers of this corporation shall consist of a President, a Secretary, a Treasurer, and each of whom shall be elected by the Board of Directors at a meeting of the Board of Directors next following the annual meeting of the shareholders (or at any meeting if an office is vacant) and such other officers, including a Chairman of the Board of Directors, and assistant officers and agents, as the Board of Directors shall deem necessary, who shall be elected and shall hold their offices for such terms as the Board of Directors may prescribe. Any two or more offices may be held by the same person except those of President and Secretary. Any Vice President, Assistant Treasurer or Assistant Secretary, respectively, may exercise any of the powers of the President, the Treasurer, or the Secretary, respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon him by the By-Laws or the Board of Directors.

         Section 5.2 Term of Office and Compensation. The term of office and salary of each officer and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its pleasure.

         Section 5.3 Removal and Vacancies. Any officer or agent of the corporation may be removed by the Board of Directors at any meeting whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until his successor is fully chosen and qualified.

                                   ARTICLE VI
                                   ----------
                              CHAIRMAN OF THE BOARD
                              ---------------------

         Section 6.1 Powers and Duties. The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

                                   ARTICLE VII
                                   -----------
                                    PRESIDENT
                                    ---------

         Section 7.1 Powers and Duties. The powers and duties of the President are:

         (a) To act as the chief executive officers of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the corporation.

         (b) To preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

         (c) To call meetings of the shareholders and also of the Board of Directors to be held at such times and, subject to the limitations prescribed by law or by these By-Laws, at such places as he shall deem proper.

         (d) To affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the President, should be executed on behalf of the corporation and do not require such authorization, to sign certificates for shares of stock of the corporation and, subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents and employees of the corporation.

         Section 7.2 President pro Tem. If neither the Chairman of the Board, the President, nor the Vice President is present at any meeting of the Board of Directors, a President Pro Tem may be chosen to preside and act at such meeting. If neither the President nor the Vice President is present at any meetings of the shareholders, a President Pro Tem may be chosen to preside at such meeting.

                                  ARTICLE VIII
                                  ------------
                                 VICE-PRESIDENT
                                 --------------

         Section 8.1 Powers and Duties. In case of the absence, disability or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all his powers and perform all his duties. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be as fixed by the Board of Directors. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                   ARTICLE IX
                                   ----------
                                    SECRETARY
                                    ---------

         Section 9.1 Powers & Duties. The powers and duties of the Secretary are:

         (a) In case of the absence, disability or death of the President, and the absence of any Vice President, or Vice Presidents, the Secretary shall exercise all the President's powers and perform all his duties. The Secretary shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.
         (b)  To  keep  a  book  of  minutes  at  the  principal  office  of the corporation or such other place as the Board of Directors may order, or all meetings of its Directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.
         (c) To keep the seal of the corporation and to affix the same to all instruments which may require it. (d) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.
         (e) To keep or cause to be kept at the registered office of the corporation the books and records required by Sections 1.3 (b),
              (c), (d) and (e) above.
         (f)  To  oversee  the  supply  of   certificates   for  shares  of  the
              corporation, to fill in all certificates issued, and to make proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of performed by such transfer agent or transfer agents.
         (g) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also if the corporation then has on or more duly appointed and acting registrars, to the reasonable regulation of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 11.5 hereof.
         (h) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, than such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of the corporation.
         (i)  To prepare the voting lists required by Section 3.7 above.
         (j) Generally to do and perform all such duties as pertain to his office and as may be required by the Board of Directors.

                                    ARTICLE X
                                    ---------
                                    TREASURER
                                    ---------

         Section 10.1 Powers and Duties. The powers and duties of the Treasurer are:

         (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transaction, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any Director and by any shareholder as provided in
              Section 1.3 above.
         (b) To keep or cause to be kept at a registered office of the corporation the books and records required by Section 1.3 (a) above.
         (c) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation and, at his discretion, to cause any or all thereof to be deposited for the account of the corporation with such depository as may be designated from time to time by the Board of Directors.
         (d) To receive or cause to be received, and to give or cause to be given, receipts and acquittance for monies paid in for the account of the corporation.
         (e) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.
         (f) To render to the President and to the Board of Directors, whenever they may require, accounts of all transactions as Treasurer of the financial condition of the corporation.
         (g) Generally to do and perform all such duties as pertain to his office and as may be required by the Board of Directors.

                                   ARTICLE XI
                                   ----------
                                SUNDRY PROVISIONS
                                -----------------

         Section 11.1 Instruments in Writing. All checks, drafts, demands for money and notes of the corporation, and all written contracts of the corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time by resolution designate. No officer, agent, or employee of the corporation shall have power to bind the corporation by contract or otherwise unless authorized to do so by these By-Laws or by the Board of Directors.

         Section 11.2 Fiscal Year. The fiscal year of this corporation shall be January 1 through December 31.

        Section  11.3  Shares  Held  by  the   Corporation.   Shares  in  other
corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by any officer of this corporation authorized so to do by resolution of the Board of Directors. The corporation may purchase its own shares of capital stock.

         Section 11.4 Dividends. The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by law.

         Section 11.5 Certificate of Stock. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every such certificate shall be either (a) signed by the President or a Vice President and the Secretary or an Assistant Secretary of the corporation and countersigned by a transfer agent of the corporation (if the corporation shall then have a transfer agent) and registered by the registrar of the shares of capital stock of the corporation (if the corporation shall then have a registrar); or (b) authenticated by facsimiles of the signature of the President and Secretary of the corporation or by facsimile of the Secretary or an Assistant Secretary and countersigned by a transfer agent of the corporation and registered by a registrar of the shares of the capital stock of the corporation.

         Section 11.6 Lost Certificates. Where the owner of any certificate for shares of the capital stock of the corporation claims that the certificate has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place of the original certificate if the owner (a) so requests before the corporation has notice that the original certificate has been acquired by a bona fide purchase, and (b) files with the corporation and indemnity bond in such form and in such amount as shall be approved by the President or a Vice President or the corporation, and (c) satisfies any other reasonable requirements imposed by the corporation. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable laws, as I shall in its discretion deem appropriate.

Adopted this 17th day of August, 1978


/s/ James R Kruse
-------------------------------------
James R Kruse, President



ATTEST:


/s/ Scott K Zimmerman
-------------------------------------
Scott K Zimmerman, Secretary






CERTIFICATE OF SECRETARY

         KNOWN ALL MEN BY THESE PRESENTS: That the undersigned does hereby certify that the undersigned is the Secretary of the aforesaid corporation, duly organized and existing under and by virtue of the laws of the State of Utah; that the above and foregoing By-Laws of said corporation were duly and regularly adopted as such by the Board of Directors of said corporation by unanimous consent.

         Adopted this 17th day of August, 1978


/s/ James R Kruse
-------------------------------------
James R Kruse, President



ATTEST:


/s/ Scott K Zimmerman
-------------------------------------
Scott K Zimmerman, Secretary





                            CERTIFICATE OF SECRETARY

         KNOWN ALL MEN BY THESE PRESENTS: That the undersigned does hereby certify that the undersigned is the Secretary of the aforesaid corporation, duly organized and existing under and by virtue of the laws of the State of Utah; that the above and foregoing By-Laws of said corporation were duly and regularly adopted as such by the Board of Directors of said corporation by unanimous consent.

         DATED this 17th day of August, 1978


/s/ Scott K Zimmerman
-------------------------------------
Scott K Zimmerman, Secretary